SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2006

POGO PRODUCING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7792	74-1659398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 2700 Houston, Texas 77046-0504

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 297-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

(1)                                  On July 25, 2006, a press release was issued by Pogo Producing Company (the “Company”) and also made available through the Company’s website at www.pogoproducing.com. The press release contains information concerning the Company’s unaudited financial and operating results for the quarter ended June 30, 2006. A copy of this press release is included herein as Exhibit 99.1 and incorporated in this Item 2.02 by reference.

(2)                                  On July 25, 2006, certain unaudited supplemental financial and operating information concerning the Company’s results for the quarter ended June 30, 2006, were placed on the Company’s website at www.pogoproducing.com. A copy of the two supplemental schedules are included herein as Exhibits 99.2 and 99.3 and are incorporated in this Item 2.02 by reference.

Item 9.01  Financial Statements and Exhibits.

(c)                                  Exhibits (furnished pursuant to Item 2.02 and not deemed filed with the Commission).

Exhibit Number	Description
99.1	Press Release issued July 25, 2006 regarding the quarter ended June 30, 2006 results of the Company.
99.2	Unaudited Supplemental Financial Information regarding the Company’s quarter ended June 30, 2006 results.
99.3	Unaudited Supplemental Operating Information regarding the Company’s quarter ended June 30, 2006 results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POGO PRODUCING COMPANY

Date: July 25, 2006	By:	/s/ JAMES P. ULM, II
James P. Ulm, II Senior Vice President and Chief Financial Officer